FILED
   IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
     STATE OF NEVADA

                           ARTICLES OF INCORPORATION

                                       OF

                             SOLID MANAGEMENT CORP.
                              A Nevada Corporation

    JUL 18 1997

   No. C15523-97
       ----------
     DEAN HELLER
DEAN HELLER, SECRETARY OF STATE

KNOW ALL MEN BY THESE PRESENTS:

         THAT I, THE UNDERSIGNED, FOR THE PURPOSE OF FORMING A CORPORATION UNDER THE LAWS OF THE STATE OF NEVADA, RELATING TO THE GENERAL CORPORATION LAW,

I DO HEREBY CERTIFY THAT:

         FIRST:      THE NAME OF THE CORPORATION SHALL BE:


                             SOLID MANAGEMENT CORP.


         SECOND:     THE ADDRESS OF CORPORATE SERVICES OF NEVADA, RESIDENT AGENT
OF THIS CORPORATION, IS TO BE LOCATED AT 502 NORTH DIVISION STREET, CARSON CITY, NEVADA 89703.


         THIRD: THIS CORPORATION IS AUTHORIZED TO CARRY ON ANY LAWFUL BUSINESS OR ENTERPRISE. THIS CORPORATION MAY CONDUCT ALL OR ANY PART OF ITS BUSINESS, AND MAY HOLD, PURCHASE, MORTGAGE, LEASE AND CONVEY REAL AND/OR PERSONAL PROPERTY, ANYWHERE IN THE WORLD.


         FOURTH: THE TOTAL AMOUNT OF AUTHORIZED CAPITAL STOCK OF THIS CORPORATION IS TWENTY-FIVE THOUSAND (25,000) SHARES, SAID SHARES BEING WITHOUT NOMINAL OR PAR VALUE AND NON ASSESSABLE. THE BOARD OF DIRECTORS HAS THE AUTHORITY TO PRESCRIBE, BY RESOLUTION, THE CLASSES, SERIES, NUMBER OF EACH CLASS AND SERIES, VOTING POWERS, DESIGNATIONS, PREFERENCES, LIMITATIONS, RESTRICTIONS AND RELATIVE RIGHTS OF EACH CLASS AND SERIES OF STOCK.

         FIFTH: THE MEMBERS OF THE GOVERNING BOARD OF THIS CORPORATION SHALL BE STYLED AS DIRECTORS OVER THE AGE OF EIGHTEEN (18) AND THEIR NUMBER SHALL BE NOT LESS THAN ONE. THE INITIAL DIRECTOR OF THIS CORPORATION SHALL BE ONE, AND THE NAME AND ADDRESS OF THE INITIAL DIRECTOR IS:

                                 LERRY D. RIVEL
                                  PO BOX 2335
                               ANAHEIM, CA 92804


         SIXTH:     THE NAME  AND ADDRESS OF THE INCORPORATOR IS AS FOLLOWS:

                                   DON HARMER
                             502 NORTH DIVISION ST.
                           CARSON CITY, NEVADA 89703


         SEVENTH:   THE  PERIOD  OF  EXISTENCE  OF  THIS  CORPORATION  SHALL  BE
PERPETUAL


         EIGHTH: NO DIRECTOR, OFFICER OR SHAREHOLDER OF THIS CORPORATION SHALL HAVE PERSONAL LIABILITY FOR DAMAGES FOR BREACH OF ANY FIDUCIARY DUTY AS A DIRECTOR OR OFFICER TO THE CORPORATION, ITS SHAREHOLDERS OR ANY OTHER PERSON EXCEPT FOR:

                     (A) ACTS   OR   OMISSIONS    WHICH   INVOLVE    INTENTIONAL
                         MISCONDUCT, FRAUD OR A KNOWING VIOLATION OF LAW;

                                                  OR

                     (B) THE PAYMENT OF DIVIDENDS IN VIOLATION OF NRS 78.300

         I, THE UNDERSIGNED, FOR THE PURPOSE OF FORMING A CORPORATION UNDER THE LAWS OF THE STATE OF NEVADA, DO MAKE, FILE AND RECORD THIS CERTIFICATE, AND DO CERTIFY THAT THE FACTS HEREIN STATED ARE TRUE AND I HAVE ACCORDINGLY HEREUNTO SET MY HAND AND SEAL THIS DAY: FRIDAY, JULY 18, 1997


                                                /S/ Don Harmer
                                                --------------------------------
                                                    Don Harmer











STATE OF NEVADA          }
                         : SS.
CARSON CITY              }



         On this 18th day of July, 1997, personally appeared before me, a notary public, Don Harmer, who acknowledged that they executed the above instrument.




                                      /s/ Sandra F. Mendez
                                      -------------------------
                                      NOTARY PUBLIC

                         -------------------------------------------------------
                                                  SANDRA F. MENDEZ
                          [SEAL]            Notary Public - State of Nevada
                                        Appointment Recorded in County of Carson
                         95-0086668-3    My Appointment Expires Oct. 19, 1999
                         -------------------------------------------------------

                                           --------------------------------
                                                  STATE OF NEVADA
                                                 Secretary of State

                                           I hereby certify  that this is a
                                           true and  complete copy  of  the
                                           document as filed in this office

                                                     JUN 15 '99

                                                   /s/ Dean Heller
                                                     DEAN HELLER
                                                  Secretary of State

                                                  By /s/ Don Harmer
                                                     --------------
                                           --------------------------------